For Period Ending 12/31/11
File No. 811-2224

Item 77C.  Submission of matters to a vote of security holders

A Special Meeting of Shareholders of the MML Series Investment Fund was held on December 15, 2011.  Notice of the meeting, and a Proxy Statement, were distributed on or about November 4, 2011 to shareholders of record as of September 30, 2011.  The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

(1)
To elect Richard H. Ayers, Allan W. Blair, Nabil N. El-Hage, Maria D. Furman, R. Alan Hunter, Jr., Robert E. Joyal, F. William Marshall, Jr., C. Ann Merrifield, Susan B. Sweeney, and Elaine A. Sarsynski as Trustees for an indefinite term of office.

This matter was approved by the Trust’s shareholders.  The results of the votes were as follows:

Proposal 1: Election of Trustees	Shares Voted	Shares For	% Of Shares Out-standing	Withhold	% Of Shares Outstanding
Richard H. Ayers	765,495,692.880	733,539,199.436	94.864	31,956,493.444	4.133
Allan W. Blair	765,495,692.880	735,085,087.870	95.064	30,410,605.010	3.933
Nabil N. El-Hage	765,495,692.880	732,560,039.951	94.737	32,935,652.929	4.260
Maria D. Furman	765,495,692.880	735,207,544.500	95.080	30,288,148.380	3.917
R. Alan Hunter, Jr.	765,495,692.880	734,349,593.714	94.969	31,146,099.166	4.028
Robert E. Joyal	765,495,692.880	734,203,180.707	94.950	31,292,512.173	4.047
F. William Marshall, Jr.	765,495,692.880	733,163,357.565	94.815	32,332,335.315	4.182
C. Ann Merrifield	765,495,692.880	735,368,777.111	95.100	30,126,915.769	3.897
Susan B. Sweeney	765,495,692.880	735,078,542.652	95.063	30,417,150.228	3.934
Elaine A. Sarsynski	765,495,692.880	735,169,290.791	95.075	30,326,402.089	3.922

(2)	To approve an Amended and Restated Agreement and Declaration of Trust.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 2: Approval of Amended and Restated Agreement and Declaration of Trust
MML American Funds Growth Fund	4,777,578.788	4,398,565.075	92.067	171,700.410	3.594	207,313.303	4.339
MML American Funds International Fund	3,627,749.084	3,335,814.042	91.953	153,395.610	4.228	138,539.432	3.819
MML American Funds Core Allocation Fund	34,326,092.638	30,620,460.982	89.205	645,334.954	1.880	3,060,296.702	8.915
MML Conservative Allocation Fund	32,675,787.199	29,353,521.844	89.815	1,107,729.686	3.390	2,214,535.669	6.775
MML Balanced Allocation Fund	36,783,365.575	31,243,845.487	84.909	2,246,358.499	6.105	3,293,161.589	8.950
MML Moderate Allocation Fund	110,794,227.293	95,916,431.724	86.572	7,611,725.899	6.870	7,266,069.670	6.558
MML Growth Allocation Fund	134,140,849.947	121,618,787.335	90.665	6,618,023.630	4.934	5,904,038.982	4.401
MML Aggressive Allocation Fund	7,586,305.024	5,296,449.078	69.658	1,048,840.992	13.794	1,241,014.954	16.322
MML Asset Allocation Fund	15,323,279.766	13,338,052.781	87.044	946,790.385	6.179	1,038,436.600	6.777
MML Blue Chip Growth Fund	30,574,570.799	30,143,312.713	98.589	283,028.165	.926	148,229.921	.484
MML Concentrated Growth Fund	13,009,044.333	12,223,343.561	93.944	345,391.691	2.655	440,309.081	3.384
MML Emerging Growth Fund	2,110,998.103	2,016,786.899	95.537	45,486.745	2.155	48,724.459	2.307
MML Equity Income Fund	60,431,317.133	56,860,021.455	94.090	1,744,682.541	2.887	1,826,613.137	3.023
MML Equity Index Fund	11,461,776.549	9,967,006.406	52.782	727,954.381	3.855	766,815.762	4.061
MML Foreign Fund	37,846,356.981	35,000,135.839	92.465	1,021,193.701	2.698	1,825,027.441	4.822
MML Fundamental Value Fund	15,629,594.510	15,629,594.510	100.000	.000	.000	.000	.000
MML Global Fund	12,500,309.241	12,078,981.958	96.603	162,497.992	1.300	258,829.291	2.070
MML Growth & Income Fund	16,878,680.636	14,593,460.850	86.428	1,082,225.270	6.409	1,202,994.516	7.125
MML Income & Growth Fund	9,307,474.519	8,114,526.741	87.183	413,989.167	4.448	778,958.611	8.369
MML Large Cap Growth Fund	16,418,184.486	15,993,537.262	97.414	127,453.232	.776	297,193.992	1.810
MML Large Cap Value Fund	19,677,830.461	17,682,005.311	89.577	699,221.652	3.542	1,296,603.498	6.569
MML Mid Cap Growth Fund	27,452,083.584	25,496,615.889	92.877	803,815.464	2.928	1,151,652.231	4.195
MML Mid Cap Value Fund	40,499,234.271	37,628,722.132	92.912	997,997.550	2.464	1,872,514.589	4.624
MML NASDAQ-100 Fund	2,226,415.099	2,033,370.228	91.329	65,079.342	2.923	127,965.529	5.748
MML PIMCO Total Return Fund	21,586,200.129	21,586,200.129	100.000	.000	.000	.000	.000
MML Small Cap Growth Equity Fund	15,474,973.726	14,349,311.720	91.422	419,034.824	2.670	706,627.182	4.502
MML Small Cap Index Fund	4,289,325.877	3,680,351.372	85.803	244,667.610	5.704	364,306.895	8.493
MML Small Company Value Fund	6,545,053.674	6,488,546.092	99.137	42,824.306	.654	13,683.276	.209
MML Small/Mid Cap Value Fund	21,541,033.455	19,347,268.255	89.816	763,430.878	3.544	1,430,334.322	6.640

(3)	To approve an amended and restated investment management agreement.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 3: Approval of Amended and Restated Investment Management Agreement
MML American Funds Growth Fund	4,777,578.788	4,515,310.215	94.510	56,085.311	1.174	206,183.262	4.316
MML American Funds International Fund	3,627,749.084	3,426,679.622	94.457	52,424.698	1.446	148,644.764	4.097
MML American Funds Core Allocation Fund	34,326,092.638	30,592,979.480	89.125	625,968.118	1.823	3,107,145.040	9.052
MML Concentrated Growth Fund	13,009,044.333	12,283,615.332	94.408	294,504.056	2.263	430,924.945	3.312
MML Equity Index Fund	11,461,776.549	9,694,341.899	51.338	972,204.337	5.148	795,230.313	4.212
MML Fundamental Value Fund	15,629,594.510	15,629,594.510	100.000	.000	.000	.000	.000
MML Global Fund	12,500,309.241	12,104,918.144	96.811	154,692.184	1.237	240,698.913	1.925
MML PIMCO Total Return Fund	21,586,200.129	21,586,200.129	100.00	.000	.000	.000	.000
MML Small Company Value Fund	6,545,053.674	6,522,666.424	99.658	8,703.974	.133	13,683.276	.209

(4)
To approve an amended and restated investment management agreement under which Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Adviser”) provides both investment management and administrative services.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 4: Approval of Amended and Restated Investment Management Agreement under which MassMutual provides both Investment Management and Administrative Services
MML Conservative Allocation Fund	32,675,787.199	29,242,509.212	89.475	1,200,080.927	3.672	2,233,197.060	6.833
MML Balanced Allocation Fund	36,783,365.575	31,060,240.017	84.410	2,271,966.794	6.175	3,451,158.764	9.379
MML Moderate Allocation Fund	110,794,227.293	96,258,543.012	86.880	6,738,896.244	6.083	7,796,788.037	7.037
MML Growth Allocation Fund	134,140,849.947	121,109,688.486	90.285	5,698,541.952	4.249	7,332,619.509	5.466
MML Aggressive Allocation Fund	7,586,305.024	5,296,449.078	69.658	1,048,840.992	13.794	1,241,014.954	16.322
MML Asset Allocation Fund	15,323,279.766	13,734,232.508	89.630	519,690.483	3.391	1,069,356.775	6.979
MML Blue Chip Growth Fund	30,574,570.799	30,142,056.319	98.585	265,497.485	.869	167,016.995	.545
MML Emerging Growth Fund	2,110,998.103	2,015,181.049	95.461	47,092.595	2.231	48,724.459	2.307
MML Equity Income Fund	60,431,317.133	57,241,643.471	94.722	1,318,834.814	2.182	1,870,838.848	3.096
MML Foreign Fund	37,846,356.981	35,001,650.156	92.469	969,455.999	2.561	1,875,250.826	4.955
MML Growth & Income Fund	16,878,680.636	14,995,540.598	88.809	640,040.207	3.791	1,243,099.831	7.362
MML Income & Growth Fund	9,307,474.519	8,216,482.387	88.278	305,574.171	3.283	785,417.961	8.439
MML Large Cap Growth Fund	16,418,184.486	15,889,294.837	96.779	210,245.838	1.280	318,643.811	1.941
MML Large Cap Value Fund	19,677,830.461	17,635,050.761	89.339	747,504.563	3.787	1,295,275.137	6.562
MML Mid Cap Growth Fund	27,452,083.584	25,529,825.494	92.998	754,141.504	2.747	1,168,116.586	4.255
MML Mid Cap Value Fund	40,499,234.271	37,666,809.082	93.006	907,648.423	2.241	1,924,776.766	4.753
MML NASDAQ-100 Fund	2,226,415.099	2,036,627.089	91.476	61,822.481	2.776	127,965.529	5.748
MML Small Cap Growth Equity Fund	15,474,973.726	14,335,248.310	91.332	434,588.050	2.769	705,137.366	4.493
MML Small Cap Index Fund	4,289,325.877	3,695,993.433	86.167	214,665.443	5.005	378,667.001	8.828
MML Small/Mid Cap Value Fund	21,541,033.455	19,325,133.390	89.713	766,034.299	3.556	1,449,865.766	6.731

(5)	To liquidate certain Funds and distribute the liquidation proceeds to an affiliated money market fund.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 5: Approval to Liquidate certain Funds and Distribute the Liquidation Proceeds to an Affiliated Money Market Fund
MML Asset Allocation Fund	15,323,279.766	13,601,029.848	88.761	591,537.478	3.860	1,130,712.440	7.379
MML Concentrated Growth Fund	13,009,044.333	12,021,171.611	92.391	463,221.486	3.560	524,651.236	4.032
MML Emerging Growth Fund	2,110,998.103	1,987,213.406	94.136	58,475.872	2.770	65,308.825	3.093
MML NASDAQ-100 Fund	2,226,415.099	1,851,545.665	83.163	195,215.759	8.768	179,653.675	8.069
MML Small Cap Index Fund	4,289,325.877	3,660,112.099	85.331	222,028.085	5.176	407,185.693	9.493

(6)	To change the status of the MML NASDAQ-100 Fund from a diversified fund to a non-diversified fund.

This matter was approved by the Fund’s shareholders.  The results of the vote were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 6: Approval to change the Status of the MML NASDAQ-100 Fund from a Diversified Fund to a Non-Diversified Fund
MML NASDAQ-100 Fund	2,226,415.099	1,975,428.354	88.727	76,879.454	3.453	174,107.291	7.820

(7)	To change the fundamental investment objective of the MML Income & Growth Fund.

This matter was approved by the Fund’s shareholders.  The results of the vote were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 7: Approval to change the Fundamental Investment Objective of the MML Income & Growth Fund
MML Income & Growth Fund	9,307,474.519	8,050,541.881	86.495	396,872.618	4.264	860,060.020	9.241

(8)	To make the investment objective of certain Funds non-fundamental.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 8: Approval to make the Investment Objective of certain Funds Non-Fundamental
MML Asset Allocation Fund	15,323,279.766	13,605,061.790	88.787	616,046.844	4.020	1,102,171.132	7.193
MML Blue Chip Growth Fund	30,574,570.799	30,105,714.351	98.467	289,124.647	.945	179,731.801	.587
MML Concentrated Growth Fund	13,009,044.333	12,005,675.636	92.271	477,421.751	3.670	525,946.946	4.042
MML Emerging Growth Fund	2,110,998.103	1,934,330.949	91.631	126,941.980	6.013	49,725.174	2.355
MML Equity Income Fund	60,431,317.133	56,972,423.503	94.276	1,456,288.729	2.410	2,002,604.901	3.314
MML Equity Index Fund	11,461,776.549	9,714,426.216	51.444	998,504.267	5.288	748,846.066	3.966
MML Foreign Fund	37,846,356.981	34,683,957.518	91.630	1,124,292.972	2.970	2,038,106.491	5.385
MML Global Fund	12,500,309.241	12,107,587.601	96.832	149,394.407	1.195	243,327.233	1.946
MML Growth & Income Fund	16,878,680.636	14,854,393.777	87.973	706,788.153	4.186	1,317,498.706	7.803
MML Income & Growth Fund	9,307,474.519	7,959,182.889	85.514	493,807.423	5.305	854,484.207	9.181
MML Large Cap Growth Fund	16,418,184.486	15,864,258.575	96.626	222,358.400	1.354	331,567.511	2.020
MML Large Cap Value Fund	19,677,830.461	17,390,077.892	88.098	837,812.681	4.244	1,449,939.888	7.346
MML Mid Cap Growth Fund	27,452,083.584	25,371,363.061	92.421	799,380.968	2.911	1,281,339.555	4.668
MML Mid Cap Value Fund	40,499,234.271	37,210,105.194	91.879	1,291,073.141	3.187	1,998,055.936	4.934
MML NASDAQ-100 Fund	2,226,415.099	1,915,547.552	86.037	141,089.594	6.337	169,777.953	7.626
MML Small Cap Growth Equity Fund	15,474,973.726	14,156,694.360	90.195	558,348.966	3.557	759,930.400	4.842
MML Small Cap Index Fund	4,289,325.877	3,599,072.617	83.908	289,716.771	6.754	400,536.489	9.338
MML Small/Mid Cap Value Fund	21,541,033.455	19,043,849.611	88.407	956,905.787	4.443	1,540,278.057	7.150

(9A)	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to diversification of investments.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.A: Approval of Amendment to certain Funds’ Fundamental Investment Restrictions with respect to Diversification of Investments
MML Emerging Growth Fund	2,110,998.103	2,018,800.344	95.632	62,057.235	2.940	30,140.524	1.427
MML Large Cap Value Fund	19,677,830.461	17,431,926.036	88.310	818,528.519	4.147	1,427,375.906	7.231
MML Small Cap Growth Equity Fund	15,474,973.726	14,297,837.738	91.094	510,333.278	3.252	666,802.710	4.248

(9B)	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to borrowing money and issuing senior securities.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.B: Approval of Amendment to certain Funds’ Fundamental Investment Restrictions with respect to Borrowing Money and Issuing Senior Securities
MML Emerging Growth Fund	2,110,998.103	2,004,297.458	94.945	76,560.121	3.627	30,140.524	1.427
MML Equity Index Fund	11,461,776.549	9,314,596.977	49.327	1,315,315.029	6.965	831,864.543	4.406
MML Large Cap Value Fund	19,677,830.461	17,319,221.254	87.739	940,341.597	4.764	1,418,267.610	7.185
MML NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301,503.474	13.542	130,437.005	5.859
MML Small Cap Growth Equity Fund	15,474,973.726	14,205,741.818	90.507	593,736.709	3.783	675,495.199	4.304

(9C)	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to participation in the underwriting of securities.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.C: Approval of Amendment to certain Funds’ Fundamental Investment Restrictions with respect to Participation in the Underwriting of Securities
MML Emerging Growth Fund	2,110,998.103	2,016,780.381	95.537	64,077.198	3.035	30,140.524	1.427
MML Equity Index Fund	11,461,776.549	9,539,524.865	50.518	1,089,184.639	5.768	833,067.045	4.412
MML Large Cap Value Fund	19,677,830.461	17,344,929.104	87.869	889,829.481	4.508	1,443,071.876	7.311
MML NASDAQ-100 Fund	2,226,415.099	1,812,211.554	81.423	283,166.540	12.718	130,437.005	5.859
MML Small Cap Growth Equity Fund	15,474,973.726	14,241,308.316	90.734	556,653.590	3.546	677,011.820	4.314

(9D)
To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in real estate and to approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.D:  Approval of Amendment to certain Funds’ Fundamental Investment Restrictions with respect to Investment in Real Estate and to Approve the Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Investing in Oil, Gas or Other Mineral Leases, Rights, Royalty Contracts or Exploration or Development Programs

MML Blue Chip Growth Fund	30,574,570.799	30,129,793.737	98.545	246,642.944	.807	198,134.118	.647
MML Emerging Growth Fund	2,110,998.103	2,018,811.750	95.633	62,057.235	2.940	30,129.118	1.426
MML Equity Index Fund	11,461,776.549	9,556,680.103	50.609	1,067,504.065	5.653	837,592.381	4.436
MML Large Cap Value Fund	19,677,830.461	17,375,841.637	88.026	896,108.296	4.540	1,405,880.528	7.122
MML NASDAQ-100 Fund	2,226,415.099	1,812,811.554	81.423	283,166.540	12.718	130,437.005	5.859
MML Small Cap Growth Equity Fund	15,474,973.726	14,262,423.493	90.868	538,025.786	3.428	674,524.447	4.298

(9E)	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.E: Approval of Amendment to certain Funds’ Fundamental Investment Restrictions with respect to Investment in Commodities and Commodity Contracts
MML American Funds Growth Fund	4,777,578.788	4,358,692.811	91.232	200,609.312	4.199	218,276.665	4.569
MML American Funds International Fund	3,627,749.084	3,319,861.109	91.513	104,105.920	2.870	203,782.055	5.617
MML American Funds Core Allocation Fund	34,326,092.638	30,138,888.257	87.802	1,296,888.848	3.778	2,890,315.533	8.420
MML Conservative Allocation Fund	32,675,787.199	29,217,864.054	89.400	1,042,124.187	3.189	2,415,798.958	7.391
MML Balanced Allocation Fund	36,783,365.575	31,849,180.468	86.554	2,754,142.374	7.485	2,180,042.733	5.925
MML Moderate Allocation Fund	110,794,227.293	94,437,573.740	85.237	7,667,189.408	6.920	8,689,464.145	7.843
MML Growth Allocation Fund	134,140,849.947	120,138,514.772	89.561	7,643,794.448	5.699	6,358,540.727	4.740
MML Aggressive Allocation Fund	7,586,305.024	4,555,693.464	59.916	1,795,461.824	23.613	1,235,149.736	16.245
MML Asset Allocation Fund	15,323,279.766	13,290,335.696	86.733	771,666.353	5.036	1,261,277.717	8.231
MML Blue Chip Growth Fund	30,574,570.799	30,100,508.227	98.449	266,460.999	.872	207,601.573	.678
MML Concentrated Growth Fund	13,009,044.333	11,954,120.331	91.875	585,089.518	4.497	469,834.484	3.611
MML Emerging Growth Fund	2,110,998.103	2,004,637.161	94.961	76,220.418	3.611	30,140.524	1.427
MML Equity Income Fund	60,431,317.133	56,785,058.427	93.966	1,862,908.344	3.083	1,783,350.362	2.951
MML Equity Index Fund	11,461,776.549	9,536,928.887	50.504	1,087,678.887	5.760	837,168.775	4.434
MML Foreign Fund	37,846,356.981	34,624,661.607	91.473	1,314,048.253	3.472	1,907,647.121	5.040
MML Global Fund	12,500,309.241	12,059,360.353	96.446	214,277.205	1.714	226,671.683	1.813
MML Growth & Income Fund	16,878,680.636	15,061,617.779	89.200	594,923.698	3.524	1,222,139.159	7.238
MML Income & Growth Fund	9,307,474.519	8,029,413.984	86.268	485,518.308	5.217	792,542.227	8.515
MML Large Cap Growth Fund	16,418,184.486	15,867,331.603	96.645	277,606.235	1.691	273,246.648	1.664
MML Large Cap Value Fund	19,677,830.461	17,336,979.669	87.829	894,020.157	4.529	1,446,830.635	7.330
MML Mid Cap Growth Fund	27,452,083.584	25,185,023.201	91.742	993,043.862	3.617	1,274,016.521	4.641
MML Mid Cap Value Fund	40,499,234.271	37,482,892.778	92.552	1,261,624.686	3.115	1,754,716.807	4.333
MML NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301,503.474	13.542	130,437.005	5.859
MML Small Cap Growth Equity Fund	15,474,973.726	14,222,403.197	90.613	581,970.357	3.708	670,600.172	4.273
MML Small Cap Index Fund	4,289,325.877	3,655,380.583	85.220	272,886.332	6.362	361,058.962	8.418
MML Small Company Value Fund	6,545,053.674	6,493,660.105	99.215	43,728.428	.668	7,665.141	.117
MML Small/Mid Cap Value Fund	21,541,033.455	18,961,498.626	88.025	1,116,430.998	5.183	1,463,103.831	6.792

(9F)	To approve an amendment to certain Funds’ fundamental investment restrictions with respect to making loans.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.F: Approval of Amendment to certain Funds’ Fundamental Investment Restrictions with respect to making Loans
MML Emerging Growth Fund	2,110,998.103	2,004,297.458	94.945	76.560.121	3.627	30,140.524	1.427
MML Equity Index Fund	11,461,776.549	9,289,066.947	49.192	1,326,408.906	7.024	846,300.696	4.482
MML Large Cap Value Fund	19,677,830.461	17,301,592.022	87.650	949,618.659	4.810	1,426,619.780	7.228
MML NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301,503.474	13.542	130,437.005	5.859
MML Small Cap Growth Equity Fund	15,474,973.726	14,217,963.132	90.585	582,046.940	3.709	674,963.654	4.300

(9G)	To approve an amendment of certain Funds’ fundamental investment restriction with respect to concentrating investments in an industry.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.G: Approval of Amendment to certain Funds’ Fundamental Investment Restriction with respect to concentrating Investments in an Industry
MML American Funds Growth Fund	4,777,578.788	4,360,034.282	91.260	209,516.228	4.386	208,028.278	4.354
MML American Funds International Fund	3,627,749.084	3,317,797.187	91.456	106,169.842	2.927	203,782.055	5.617
MML American Funds Core Allocation Fund	34,326,092.638	29,936,289.077	87.211	1,342,638.872	3.912	3,047,164.689	8.877
MML Conservative Allocation Fund	32,675,787.199	28,985,315.940	88.688	1,324,189.036	4.052	2,366,282.223	7.240
MML Balanced Allocation Fund	36,783,365.575	31,941,026.137	86.804	2,662,296.705	7.235	2,180,042.733	5.925
MML Moderate Allocation Fund	110,794,227.293	94,551,473.046	85.340	7,684,572.253	6.936	8,558,181.994	7.724
MML Growth Allocation Fund	134,140,849.947	119,724,283.687	89.253	8,054,330.920	6.004	6,362.235.340	4.743
MML Aggressive Allocation Fund	7,586,305.024	4,555,693.464	59.916	1,795,461.824	23.613	1,235,149.736	16.245
MML Asset Allocation Fund	15,323,279.766	13,297,013.390	86.777	773,565.736	5.048	1,252,700.640	8.175
MML Blue Chip Growth Fund	30,574,570.799	30,127,923.070	98.539	239,046.156	.782	207,601.573	.678
MML Concentrated Growth Fund	13,009,044.333	11,998,429.614	92.216	540,780.235	4.156	469,834.484	3.611
MML Emerging Growth Fund	2,110,998.103	1,968,668.565	93.258	112,189.014	5.314	30,140.524	1.427
MML Equity Income Fund	60,431,317.133	56,805,036.277	93.999	1,848,272.213	3.059	1,778,008.643	2.942
MML Equity Index Fund	11,461,776.549	9,520,907.678	50.419	1,109,653.263	5.877	831,215.608	4.402
MML Foreign Fund	37,846,356.981	34,650,965.581	91.543	1,274,078.653	3.366	1,921,312.747	5.076
MML Global Fund	12,500,309.241	12,053,482.543	96.399	220,155.015	1.761	226,671.683	1.813
MML Growth & Income Fund	16,878,680.636	15,089,756.267	89.367	566,785.210	3.357	1,222,139.159	7.238
MML Income & Growth Fund	9,307,474.519	8,028,949.818	86.263	485,982.474	5.222	792,542.227	8.515
MML Large Cap Growth Fund	16,418,184.486	15,857,797.069	96.587	287,140.769	1.749	273,246.648	1.664
MML Large Cap Value Fund	19,677,830.461	17,333,937.777	87.814	914,929.294	4.635	1,428,963.390	7.239
MML Mid Cap Growth Fund	27,452,083.584	25,268,365.243	92.045	999,213.616	3.640	1,184,504.725	4.315
MML Mid Cap Value Fund	40,499,234.271	37,491,483.864	92.573	1,270,867.882	3.138	1,736,882.525	4.289
MML NASDAQ-100 Fund	2,226,415.099	1,812,852.261	81.425	283,125.833	12.716	130,437.005	5.859
MML Small Cap Growth Equity Fund	15,474,973.726	14,248,620.667	90.781	550,352.799	3.506	676,000.260	4.307
MML Small Cap Index Fund	4,289,325.877	3,660,052.371	85.329	268,214.544	6.253	361,058.962	8.418
MML Small Company Value Fund	6,545,053.674	6,493,660.105	99.215	43,728.428	.668	7,665.141	.117
MML Small/Mid Cap Value Fund	21,541,033.455	18,993,204.395	88.172	1,087,382.138	5.048	1,460,446.922	6.780

(9H)	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to short sales.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.H: Approval of Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Short Sales
MML Blue Chip Growth Fund	30,574,570.799	30,085,489.925	98.400	300,341.366	.983	188,739.508	.616
MML Emerging Growth Fund	2,110,998.103	1,956,185.642	92.666	124,671.937	5.906	30,140.524	1.427
MML Large Cap Value Fund	19,677,830.461	17,296,292.249	87.623	953,595.736	4.831	1,427,942.476	7.234
MML Small Cap Growth Equity Fund	15,474,973.726	14,200,905.240	90.477	601,257.069	3.830	672,811.417	4.287

(9I)	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to pledging, mortgaging or hypothecating fund assets.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.I: Approval of Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Pledging, Mortgaging or Hypothecating Fund Assets
MML Blue Chip Growth Fund	30,574,570.799	30,088,326.899	98.410	290,502.727	.950	195,741.173	.639
MML Emerging Growth Fund	2,110,998.103	1,954,505.383	92.587	126,352.196	5.985	30,140.524	1.427
MML Large Cap Value Fund	19,677,830.461	17,265,937.205	87.469	987,101.975	5.001	1,424,791.281	7.218
MML Small Cap Growth Equity Fund	15,474,973.726	14,163,587.661	90.239	640,620.562	4.081	670,765.503	4.274

(9J)	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing securities on margin.

This matter was approved by each Fund’s shareholders.  The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.J: Approval of Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Purchasing Securities on Margin
MML Equity Index Fund	11,461,776.549	9,330,627.981	49.412	1,360,793.657	7.206	770,354.911	4.080
MML NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	313,405.367	14.077	118,535.112	5.324

(9K)
To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director or employee of the Trust or MassMutual, or to MassMutual.

This matter was approved by each Fund’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.K:  Approval of Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Making Loans to any Officer, Trustee or Director or Employee of the Trust or MassMutual, or to MassMutual

MML Equity Index Fund	11,461,776.549	9,155,260.657	48.483	1,484,568.977	7.862	821,946.915	4.353
MML NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	313,405.367	14.077	118,535.112	5.324

(9L)	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to writing, purchasing or selling puts, calls or combinations thereof.

This matter was approved by each Fund’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.L: Approval of Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Writing, Purchasing or Selling Puts, Calls or Combinations thereof
MML Equity Index Fund	11,461,776.549	9,285,793.273	49.174	1,322,800.201	7.005	853,183.075	4.519
MML NASDAQ-100 Fund	2,226,415.099	1,794,474.620	80.599	301.503.474	13.542	130,437.005	5.859

(9M)	To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in securities of other investment companies.

This matter was approved by each Fund’s shareholders. The results of the votes were as follows:

	Shares Voted	Shares For	% Of Shares Out-standing	Against	% Of Shares Out-standing	Abstain	% Of Shares Out-standing
Proposal 9.M: Approval of Elimination of certain Funds’ Fundamental Investment Restrictions with respect to Investing in Securities of other Investment Companies
MML Equity Index Fund	11,461,776.549	9,507,884.686	50.350	1,118,209.566	5.922	835,682.297	4.426
MML NASDAQ-100 Fund	2,226,415.099	1,812,811.554	81.423	295,068.433	13.253	118,535.112	5.324